UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08587

Prudential Jennison 20/20 Focus Fund

f/k/a Jennison 20/20 Focus Fund

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 1/31/2010

Date of reporting period: 1/31/2010

Item 1 – Reports to Stockholders

JANUARY 31, 2010	ANNUAL REPORT

Jennison 20/20 Focus Fund

On or about February 16, 2010, this Fund will be renamed the Prudential Jennison 20/20 Focus Fund.

FUND TYPE

Large cap stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial, and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

March 15, 2010

Dear Shareholder:

Recently we announced the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments. As a result of this change, each of our funds has been renamed to feature “Prudential” as part of its new name. The name of your fund has changed from the Jennison 20/20 Focus Fund to the Prudential Jennison 20/20 Focus Fund.

While the name of your fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your fund’s annual report, including an analysis of its performance over its fiscal year in addition to other data. If you have questions about your fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Jennison 20/20 Focus Fund

Jennison 20/20 Focus Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison 20/20 Focus Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.65%; Class Z, 0.90%. Net operating expenses apply to: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.40%; Class Z, 0.90%, after contractual reduction through 5/31/2011 for Class R.

Cumulative Total Returns as of 1/31/10
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	47.08%	39.69%	47.08%	—
Class B	46.09	34.60	36.46	—
Class C	46.04	34.69	36.55	—
Class R	46.68	38.27	N/A	50.35% (6/14/04)
Class Z	47.57	41.50	50.90	—
Russell 1000® Index[2]	34.81	2.86	–4.31	**
S&P 500 Index[3]	33.14	0.90	–7.73	***
Lipper Multi-Cap Core Funds Avg.[4]	36.67	4.02	22.29	****
Lipper Large-Cap Core Funds Avg.[5]	33.07	1.54	–0.32	*****

Average Annual Total Returns[6] as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	48.63%	6.46%	3.59%	—
Class B	51.36	6.72	3.40	—
Class C	55.29	6.89	3.41	—
Class R	57.13	7.45	N/A	8.95% (6/14/04)
Class Z	57.81	7.96	4.44	—
Russell 1000® Index[2]	28.43	0.79	–0.49	**
S&P 500 Index[3]	26.47	0.42	–0.95	***
Lipper Multi-Cap Core Funds Avg.[4]	32.00	0.90	1.45	****
Lipper Large-Cap Core Funds Avg.[5]	27.14	0.47	–0.47	*****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the U.S. market.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

5The Lipper Large-Cap Core Funds Average (Lipper Average) invests at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Although Lipper classifies the Fund in the Lipper Multi-Cap Core Funds Category, the returns for the Lipper Large-Cap Core Funds Average are also shown as we believe the Lipper Large-Cap Core Funds Average is more consistent with the management of the Fund.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to an annual 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or following the redemption of Fund shares.

**Russell 1000 Index Closest Month-End to Inception cumulative total return as of 1/31/10 is 10.05% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total return as of 12/31/09 is 2.40% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 1/31/10 is 7.56% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/09 is 1.98% for Class R.

****Lipper Multi-Cap Core Funds Average Closest Month-End to Inception cumulative total return as of 1/31/10 is 11.02% for Class R. Lipper Multi-Cap Core Funds Average Closest Month-End to Inception average annual total return as of 12/31/09 is 2.44% for Class R.

*****Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total return as of 1/31/10 is 8.43% for Class R. Lipper Large-Cap Core Funds Average Closest Month-End to inception average annual total return as of 12/31/09 is 2.01% for Class R.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Jennison 20/20 Focus Fund	3

Your Fund’s Performance (continued)

Five Largest Growth Holdings expressed as a percentage of net assets as of 1/31/10
Apple, Inc., Computers & Peripherals	3.1%
Google, Inc. (Class A Stock), Internet Software & Services	2.6
Schlumberger Ltd., Energy Equipment & Services	2.6
MasterCard, Inc. (Class A Stock), IT Services	2.6
Medco Health Solutions, Inc., Healthcare Providers & Services	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Value Holdings expressed as a percentage of net assets as of 1/31/10
H&R Block, Inc., Diversified Consumer Services	3.0%
Anadarko Petroleum Corp., Oil, Gas & Consumable Fuels	2.8
Petroleo Brasileiro SA (Brazil), ADR, Oil, Gas & Consumable Fuels	2.8
Kroger Co. (The), Food & Staples Retailing	2.8
Symantec Corp., Software	2.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 1/31/10
Oil, Gas & Consumable Fuels	12.6%
Software	7.5
Computers & Peripherals	7.3
Pharmaceuticals	6.5
Diversified Consumer Services	5.2

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund Perform?

The Fund’s Class A shares returned 47.08% for the 12-month period ended January 31, 2010, significantly outperforming the 33.14% return of the S&P 500 Index, the 34.81% return of the Russell 1000® Index, the 36.67% return of the Lipper Multi-Cap Core Funds Average, and the 33.07% return of the Lipper Large-Cap Core Funds Average.

How is the Fund managed?

The Fund is managed by Jennison Associates, and is composed of two concentrated portfolios. One invests in growth stocks and the other in value stocks. The growth portfolio looks for shares of companies that have the potential to continue to generate above-average gains in earnings. The value portfolio looks for firms whose share prices do not fully reflect the companies’ true worth, but have catalysts that may propel the stocks upward, closing the gap between the stocks’ price and underlying value. The Fund aims to provide attractive returns while reducing volatility that would normally result from following a single investment style through changing market conditions. The Fund may hold up to 45 stocks, split roughly between its two portfolios.

In a concentrated portfolio, prudent stock selection is especially important. The key component of Jennison’s growth and value investment philosophies is bottom-up stock selection that is based on in-house analysis of individual company fundamentals rather than on overarching themes. Jennison’s research and highly interactive investment process are critical to selecting stocks that the managers strongly believe will outperform on an intermediate- and long-term basis, with limited downside potential in the short term. Sector and industry allocations are the result of Jennison’s bottom-up stock selection process, in which the portfolio is constructed one stock at a time.

Spiros “Sig” Segalas manages the growth portfolio, which is compared to the style-specific Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

David Kiefer manages the value portfolio, which is compared to the style-specific Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is important to remember that investors cannot invest directly in an index.

Jennison 20/20 Focus Fund	5

Strategy and Performance Overview (continued)

What were conditions like in the U.S. stock market?

The powerful rebound in the equity market that began in the second quarter of 2009 continued through year-end. Gains in the fourth quarter, although substantial, were modest compared to those of the two previous quarters on indications that the recovery would be uneven. Real gross domestic product (GDP) grew at an annual rate of 5.7% in 2009’s fourth quarter, according to the Commerce Department’s initial reading, the fastest pace in over six years. Most measures of activity were up from recessionary troughs but not yet indicative of solid recovery. The rate of job losses, which continued to moderate, pointed to a possible near-term peak in unemployment. Many retailers reported holiday sales that were significantly better than last year’s depressed levels. Automobile sales regained strength, as well, after a temporary lull following expiration of the “cash for clunkers” program at the end of August. Across the corporate landscape, cost-cutting and inventory reductions remained in force, prompting additional increases in earnings projections for the balance of 2009 and 2010.

Reversing its downward course, the U.S. dollar appreciated against most other major currencies, as investors gained confidence in the relative strength of the U.S. economy. At its January 2010 meeting, the Federal Open Market Committee (FOMC) maintained a federal funds rate target range of 0.00% – 0.25%. The Committee stated that it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” Banks, seeking to exit the Troubled Asset Relief Program (TARP), attempted to raise capital through the equity markets; however, unlike earlier sales, these offerings seemed to sap investor enthusiasm, leading to weakness in the share prices of many financial companies.

Furious horse-trading among Washington policymakers led to various compromises on proposed healthcare reform legislation. Current proposals appear to be less disruptive to various healthcare industry constituencies than originally anticipated, but the final scope and details of legislation remain undetermined.

What sectors and specific holdings contributed and detracted most in the growth portfolio?

The growth portfolio underperformed the Russell 1000® Growth Index (the Growth Index). Stock selection, combined with an overweight stance in the information technology sector, made the strongest positive impact on the growth portfolio’s return and performance relative to the Growth Index.

Individual stocks Apple and Baidu were stellar performers. Apple benefited from strength in Mac computer and iPhone sales. Domestic as well as international markets

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contributed solidly to Apple’s performance. International markets included France, Germany, Australia, and parts of Asia that are growing. Jennison thinks Apple shares have several tailwinds: new products such as the iPad; international opportunities; and secular, or long-term, growth in purchases of Mac computers. These factors could make 2010 another solid year. The manager believes the company’s creativity and innovation in product design and marketing will continue to drive market-share gains.

Beijing-based Baidu is the world’s dominant Chinese-language Internet search engine. The Chinese search market still appears to be in its early growth stage and Baidu’s execution and exploration of long-term income-generating opportunities seem to be improving. In April 2009, the company launched Phoenix Nest, a new closed-auction system similar to Google’s AdWords system. Jennison believes the increased transparency and improved bidding format of Phoenix Nest should accelerate the shift from traditional to online advertising, with multinational corporations and large advertising agencies leading the way as early adopters. The manager took profits and closed the position due to the stock’s valuation in January.

The consumer discretionary sector, primarily on the strength of Amazon.com, benefited the growth portfolio’s return and outperformed the corresponding sector of the Growth Index. Much-better-than-expected third-quarter revenue and earnings were the chief drivers of Amazon.com’s price appreciation. The company also raised its fourth-quarter revenue guidance well above consensus expectations. Indications of strong holiday online shopping trends provided an additional lift to the stock’s share price. Jennison continues to believe that Amazon.com is a prime beneficiary of the ongoing secular shift toward e-commerce. Jennison believes that Amazon’s highly targeted merchandising and its ability to control pricing, fulfillment, and delivery times distinguish it from other competitors in the e-commerce industry. The manager expects Amazon.com to continue to gain market share in both retail and e-commerce.

Stock selection in healthcare was strong; however, the growth portfolio’s heavier weighting in the sector resulted in negative relative performance. A portion of the gains made by Alcon were offset by losses in Gilead Sciences. Optical care leader Alcon rose on better-than-expected earnings and speculation that Swiss pharmaceutical company Novartis would buy a majority stake in Alcon from Nestle. In January, Novartis confirmed that it would buy Nestle’s stake.

In August, Gilead Sciences received a subpoena from the Office of the Inspector General of the U.S. Department of Health and Human Services requesting documents regarding the development, marketing, and sales of Ranexa, which is approved for the treatment of chronic angina. Ranexa was developed and originally commercialized by CV Therapeutics, which Gilead acquired in April, and Ranexa only represents a

Jennison 20/20 Focus Fund	7

Strategy and Performance Overview (continued)

minor part of Gilead’s products. Jennison believes Gilead has solid growth prospects, strong management, and an enviable strategic position in HIV treatment, but the manager closed the position in October, believing there were more attractive investment opportunities.

The growth portfolio’s financials and materials positions benefited return but trailed those held in the Growth Index. The energy sector detracted most from the growth portfolio’s return and from performance versus the Growth Index due to declines in the stock prices of First Solar and Suncor Energy. First Solar designs and manufactures solar-power modules using its proprietary thin-film semiconductor technology. This technology has reduced its average manufacturing costs to levels that are among the lowest in the world. First Solar fell on continuing concerns that downward pricing pressure among silicon-based solar manufacturers is negatively affecting First Solar’s pricing strategy. Given weak demand and First Solar’s forceful declarations that it will defend its market share, concerns have grown about a potential price war between First Solar and its low-cost Chinese competitors. This prompted Jennison to scale back its earnings outlook for First Solar and exit the position.

Suncor Energy fell after reporting lower-than-projected second-quarter earnings on lighter-than-expected sales volumes and higher-than-anticipated royalties, taxes, and losses incurred through hedging strategies. During 2009, Suncor and Petro-Canada merged, forming the fifth-largest energy company in North America and the largest in Canada. Although Jennison likes Suncor’s plentiful, low-risk, low-cost oil sands reserves, it sold the position as other investment candidates appeared more attractive from a risk-to-reward perspective.

The consumer staples sector also detracted from the growth portfolio’s return and from performance versus the Growth Index.

What sectors and specific holdings contributed and detracted most in the value portfolio?

The value portfolio significantly outperformed the Russell 1000® Value Index (the Value Index). Stock selection virtually across the board drove the value portfolio’s strong returns and outperformance of the Value Index. Industrials was the only sector that detracted from the value portfolio’s performance. On a relative basis, the value portfolio outperformed the Value Index in energy, materials, healthcare, telecommunication services, utilities, and consumer staples. Positions in the energy and materials sectors made the most significant contribution to the value portfolio’s overall performance.

Century Aluminum and Freeport-McMoRan Copper & Gold were the value portfolio’s top two contributors for the reporting period. Century Aluminum is the second largest aluminum producer in the U.S. Century Aluminum hit an all-time low on March 9,

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2009, as rising global inventories caused a significant decline in the price of aluminum. Jennison believed the situation was temporary. At current prices, much of the world production capacity for aluminum is operating below its cash cost. Century Aluminum, along with other smelters, has exercised production discipline, slashing output, closing facilities, and delaying projects. Additionally, Jennison thinks the improving sentiment for demand in aluminum, led by the manufacturing expansion in China, should lead Century Aluminum’s stock higher. Jennison took profits and trimmed the position due to its valuation.

Shares of Freeport-McMoRan Copper & Gold had impressive gains in 2009. The company reported two consecutive quarters with earnings that surpassed consensus expectations, mostly because of higher-than-expected sales volumes across all metals, which also helped reduce costs. Jennison believes that long-term supply/demand imbalances for copper and gold should result in higher prices for these commodities and for Freeport-McMoRan Copper & Gold’s stock price. Industrialization of the developing world and difficulty in increasing supply should create upward pressure on prices. Growth in global money supply should also push up gold prices. Furthermore, Jennison has confidence in Freeport’s strong management team, which has demonstrated operational excellence. In response to the commodities downturn, Freeport’s management quickly reduced capital expenditures and production to strengthen its financial position, while preserving its long-lived reserves and future growth options.

The financials sector bolstered the value portfolio’s return, but its persistent underweight in this sector was the biggest detriment to returns compared to the Value Index. Goldman Sachs, the ultimate survivor in the brokerage industry in 2009, was a stellar performer. As the credit crisis unfolded over the last 18 months, Jennison was able to purchase the premier trading franchise below its book value and for less than the lower end of earnings estimates. As the year progressed, Goldman put more capital to work than any of its peers, taking advantage of the enormous spreads in the fixed income markets. Goldman’s earnings estimates rose from under $10 per share to over $20 per share. While Jennison still believes Goldman Sachs is the premier player in the industry, the manager took profits and closed the position in the beginning of December. In Jennison’s opinion, other investment candidates had more attractive risk-to-reward ratios.

The value portfolio underperformed the Value Index in the industrials, consumer discretionary and information technology sectors.

Specifically, Comcast and H&R Block underperformed. Jennison believes there is a discrepancy between Comcast’s underlying fundamentals and the market’s

Jennison 20/20 Focus Fund	9

Strategy and Performance Overview (continued)

expectations for the stock’s performance. Comcast declined in the beginning of the Fund’s fiscal reporting period, but it had what Jennison considered strong franchise value, which refers to the popularity of a particular brand or product with consumers. Comcast generated tremendous free cash flow and had a solid balance sheet with no need to access the credit markets. However, from a risk-to-reward perspective, the manager closed out its Comcast position, believing that there were other more attractive investment candidates.

H&R Block fell in the first half of 2009 as the company reported growth in tax return filings that was at the low end of consensus expectations. The company prepared fewer tax returns, as customers sought cheaper alternatives during the recession. However, in the latter half of the year, H&R Block regained essentially all of its earlier 2009 losses. Jennison retains its conviction in the company and believes that H&R Block’s substantial free cash flow generation can provide the financial flexibility to repurchase shares. The new CEO is improving the marketing and operating structure via cost-reduction efforts. Jennison continues to find the stock attractively valued. Moreover, Jennison believes H&R Block is poised to gain significant market share at the expense of rival tax preparer Jackson Hewitt.

Aetna also had disappointing performance. The health maintenance organization’s stock price traded lower after the company downwardly revised its 2009 earnings-per-share guidance. Jennison believed Aetna’s reserve cushion was too thin and that Aetna would ultimately need to boost cash reserves in order to offset the continued pressure on its profit margins. As a result, Aetna repriced its products, which raised concerns that its market-share gains in recent years may have been the result of keeping its prices artificially low. Uncertainty around Washington’s healthcare reform also weighed on the stock. Jennison closed its position in Aetna in June.

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Comments on Largest Holdings—Growth Portfolio

3.1%	Apple, Inc., Computers & Peripherals

Please see Fund Activity section for Apple.

2.6%	Google, Inc., Internet Software & Services

Jennison believes Google is positioned to continue its momentum in 2010 as the economic climate improves and advertising revenue advances. In Jennison’s view, the company’s technological lead and dominant position in Internet search is a unique strength that has enabled it to generate income from search traffic at a meaningfully higher rate than its competitors. Google’s continued investment in capacity and research and development should, the manager believes, lead to new streams of revenue through product innovation, new formats, and new technologies.

2.6%	Schlumberger Ltd., Energy Equipment & Services

Schlumberger is a leading oilfield services provider with top-market share across most of its product lines and earnings that more than double its closest competitor. The company also has the largest international footprint, generating almost 80% of its revenues from outside North America. Schlumberger is a technology leader, as well, with dominant market share in key product lines. Jennison expects Schlumberger to benefit as oil prices rise. Jennison also likes the company’s diversified global presence, solid relationships with oil companies that are planning to spend through the cycle, and the company’s strong balance sheet. Jennison believes Schlumberger’s future growth prospects are supported by several factors, including a significant number of exploration licenses awarded over the past several years, an expanding rig fleet, and an eventual rebound in capital spending budgets.

2.6%	MasterCard, Inc., IT Services

Serving more than 25,000 member financial institutions worldwide, MasterCard is the second-largest payment system in the U.S. The company does not issue credit or its namesake cards; rather, it markets the MasterCard credit and debit cards and Maestro debit cards brands, provides the transaction authorization network, establishes guidelines for use, and collects fees from members. MasterCard also operates the Cirrus ATM network. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue to shift from paper money to electronic credit and debit transactions, since retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards. In Jennison’s view, new international markets offer significant growth potential.

2.5%	Medco Health Solutions, Inc., Healthcare Providers & Services

Medco Health Solutions is the country’s largest pharmacy-benefits management (PBM) company. Jennison likes the PBM industry’s positive fundamental outlook and expects Medco’s growth over the next few years to be fueled by generics, specialty pharmacy, new business, and capital structure improvements.

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Comments on Largest Holdings—Value Portfolio

3.0%	H&R Block, Inc., Diversified Consumer Services

Please see Fund Activity section for H&R Block.

2.8%	Anadarko Petroleum Corp., Oil, Gas & Consumable Fuels

Anadarko Petroleum is a large-cap exploration and production company with production focused in the Rocky Mountains, Texas and the mid-continent, the deepwater Gulf of Mexico, Alaska, and Algeria. It has exploratory activities in West Africa, the Gulf of Mexico, Brazil, China, and Southeast Asia. Jennison believes Anadarko’s exploration front is promising, with prospects in the high impact, unconventional Eagleford and Marcellus shale fields. Jennison is comfortable with Anadarko’s cost structure and thinks the current stock price does not recognize the full value from existing exploration.

2.8%	Petroleo Brasileiro “Petrobras” SA (Brazil), ADR, Oil, Gas & Consumable Fuels

Petrobras is a partially government-owned enterprise that operates in all sectors of the oil and gas industry in Brazil as well as in Latin America, the U.S., and offshore-West Africa. In Jennison’s opinion, Petrobas is rare among its peer group of very large integrated oil companies by having strong production and reserve growth projected each year over the next several years. Petrobras also has a growing gas business that Jennison believes should generate cash with a sizeable international potential. In the manager’s view, the company is undervalued, generates a good amount of free cash flow, possesses a combination of organic reserve and production growth, and has a competitive unit cost structure.

2.8%	Kroger Co. (The), Food & Staples Retailing

Jennison believes supermarket retailer Kroger has the best strategy to win over the long term among food retailers, given its dedication to structural price investments and its ability to offer effective merchandising programs and promotions. Kroger continues to get savvier in its ability to find incremental cost savings to re-invest prudently back into the business to drive sales. Jennison believes cost savings have become a bigger area of focus for the company going forward and could be a key contributor to accelerated earnings growth over the medium to long term. In addition, the current business cycle continues to help the company gain market share and deliver strong free cash flow that should drive healthy long-term earnings-per-share growth.

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2.6%	Symantec Corp., Software

Symantec is a security software maker, whose products include the Norton Internet Security and Norton AntiVirus 2010. Online data backup is a development area of major focus for Symantec, and the company signed several new strategic relationships in the fourth quarter of 2009 including two consumer online backup deals from Toshiba and Acer. Symantec now has four of the top five OEMs (original equipment manufacturers) for consumer online backup. Jennison believes Symantec has further growth opportunities from its continued focus on small- and mid-sized businesses for endpoint security and also from the U.S. federal government’s focus on securing computer networks from cyber attacks. Symantec also plans to use its solid cash position to repurchase $1 billion of its shares, which should enhance shareholder value. In the manager’s opinion, Symantec’s valuation is compelling on both an earnings and free cash flow basis.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on August 1, 2009, at the beginning of the period, and held through the six-month period ended January 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison 20/20 Focus Fund		Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,113.40	1.17%	$6.23
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Class B	Actual	$1,000.00	$1,108.90	1.87%	$9.94
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50

Class C	Actual	$1,000.00	$1,109.80	1.87%	$9.94
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50

Class R	Actual	$1,000.00	$1,112.00	1.37%	$7.29
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97

Class Z	Actual	$1,000.00	$1,114.80	0.87%	$4.64
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended January 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended January 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison 20/20 Focus Fund	15

Portfolio of Investments

as of January 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.2%
COMMON STOCKS

Biotechnology 1.5%
626,400	Celgene Corp.(a)	$35,566,992

Capital Markets 1.9%
299,801	Goldman Sachs Group, Inc. (The)	44,586,405

Chemicals 2.4%
2,003,100	Dow Chemical Co. (The)	54,263,979

Commercial Services & Supplies 2.6%
1,877,900	Waste Management, Inc.(b)	60,186,695

Communications Equipment 2.2%
1,319,200	QUALCOMM, Inc.	51,699,448

Computers & Peripherals 7.3%
368,562	Apple, Inc.(a)	70,808,131
1,176,100	Hewlett-Packard Co.	55,359,027
1,464,100	NetApp, Inc.(a)	42,649,233

		168,816,391

Consumer Finance 2.6%
5,748,517	SLM Corp.(a)	60,531,884

Diversified Consumer Services 5.2%
2,289,712	Career Education Corp.(a)(b)	49,801,236
3,227,200	H&R Block, Inc.	69,449,344

		119,250,580

Energy Equipment & Services 2.6%
942,100	Schlumberger Ltd.	59,785,666

Food & Staples Retailing 2.8%
2,972,500	Kroger Co. (The)	63,700,675

Food Products 4.8%
199,400	Bunge Ltd	11,722,726
2,503,700	ConAgra Foods, Inc.	56,934,138
1,396,000	Unilever PLC (United Kingdom), ADR(b)	42,605,920

		111,262,784

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	17

Portfolio of Investments

as of January 31, 2010 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 3.3%
146,050	Alcon, Inc.	$22,741,446
918,500	Baxter International, Inc.	52,896,415

		75,637,861

Healthcare Providers & Services 2.5%
927,000	Medco Health Solutions, Inc.(a)	56,991,960

Internet & Catalog Retail 1.9%
352,700	Amazon.com, Inc.(a)	44,232,107

Internet Software & Services 4.8%
115,300	Google, Inc. (Class A)(a)	61,042,126
2,439,900	IAC/InterActiveCorp(a)	48,993,192

		110,035,318

IT Services 4.7%
237,100	Mastercard, Inc.(Class A)(b)	59,251,290
592,900	Visa, Inc. (Class A)(b)	48,635,587

		107,886,877

Media 2.2%
456,700	Liberty Global, Inc. (Class A)(a)(b)	11,591,046
1,608,400	Liberty Global, Inc. (Class C)(a)	40,306,504

		51,897,550

Metals & Mining 3.6%
3,581,200	Century Aluminum Co.(a)(b)	40,539,184
653,800	Freeport-McMoRan Copper & Gold, Inc.	43,601,922

		84,141,106

Multi-Utilities 2.5%
1,126,700	Sempra Energy	57,180,025

Oil, Gas & Consumable Fuels 12.6%
1,011,800	Anadarko Petroleum Corp.	64,532,604
848,600	Canadian Natural Resouces Ltd.	54,149,166
664,500	Occidental Petroleum Corp.	52,056,930
1,576,400	Petroleo Brasileiro SA (Brazil)(ADR)	63,954,548
1,293,700	Southwestern Energy Co.(a)	55,473,856

		290,167,104

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 6.5%
1,046,500	Novartis AG (Switzerland)(ADR)	$56,019,145
1,624,800	Sanofi-Aventis (France)(ADR)	59,808,888
580,200	Teva Pharmaceutical Industries Ltd. (Israel)(ADR)	32,908,944

		148,736,977

Road & Rail 2.0%
761,200	Union Pacific Corp.	46,052,600

Semiconductors & Semiconductor Equipment 2.3%
7,213,700	Advanced Micro Devices, Inc.(a)	53,814,202

Software 7.5%
1,616,400	Adobe Systems, Inc.(a)	52,209,720
2,726,400	CA, Inc.	60,089,856
3,575,000	Symantec Corp.(a)	60,596,250

		172,895,826

Wireless Telecommunication Services 1.9%
1,324,684	NII Holdings, Inc.(a)	43,370,154

	Total long-term investments (cost $1,847,152,998)	2,172,691,166

SHORT-TERM INVESTMENT 16.1%

Affiliated Money Market Mutual Fund
371,404,183	Dryden Core Investment Fund - Taxable Money Market Series (cost $371,404,183; includes $194,027,601 of cash collateral received for securities on loan; Note 3)(c)(d)	371,404,183

	Total Investments 110.3% (cost $2,218,557,181; Note 5)	2,544,095,349
	Liabilities in excess of other assets (10.3%)	(236,783,433)

	Net Assets 100.0%	$2,307,311,916

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non–income producing security.
(b)	All or portion of a security is on loan. The aggregate market value of such securities is $184,527,670; cash collateral of $194,027,601 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	19

Portfolio of Investments

as of January 31, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$2,172,691,166	$—	$—
Affiliated Money Market Mutual Fund	371,404,183	—	—

	2,544,095,349	—	—
Other Financial Instruments*	—	—	—

Total	$2,544,095,349	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of January 31, 2009 and January 31, 2010, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (including 8.4% of collateral received for securities on loan)	16.1%
Oil, Gas & Consumable Fuels	12.6
Software	7.5
Computers & Peripherals	7.3
Pharmaceuticals	6.5
Diversified Consumer Services	5.2
Food Products	4.8
Internet Software & Services	4.8
IT Services	4.7
Metals & Mining	3.6

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Healthcare Equipment & Supplies	3.3%
Food & Staples Retailing	2.8
Commercial Services & Supplies	2.6
Consumer Finance	2.6
Energy Equipment & Services	2.6
Healthcare Providers & Services	2.5
Multi-Utilities	2.5
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.3
Communications Equipment	2.2
Media	2.2
Road & Rail	2.0
Capital Markets	1.9
Internet & Catalog Retail	1.9
Wireless Telecommunication Services	1.9
Biotechnology	1.5

110.3
Liabilities in excess of other assets	(10.3)

100.0%

Jennison 20/20 Focus Fund	21

Statement of Assets and Liabilities

as of January 31, 2010

Assets
Investments, at value including securities on loan of $184,527,670:
Unaffiliated investments (cost $1,847,152,998)	$2,172,691,166
Affiliated investments (cost $371,404,183)	371,404,183
Receivable for Fund shares sold	10,105,201
Receivable for investments sold	8,742,457
Dividends and interest receivable	617,812
Foreign tax reclaims receivable	178,548
Prepaid expenses	33,605

Total assets	2,563,772,972

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	194,027,601
Payable for investments purchased	48,243,799
Payable for Fund shares reacquired	11,054,515
Management fee payable	1,476,697
Distribution fee payable	746,244
Accrued expenses	541,248
Affiliated transfer agent fee payable	258,509
Payable to custodian	109,738
Deferred trustees' fees	2,705

Total liabilities	256,461,056

Net Assets	$2,307,311,916

Net assets were comprised of:
Shares of beneficial interest, at par	$168,897
Paid-in capital in excess of par	2,242,305,356

2,242,474,253
Accumulated net investment loss	(2,705)
Accumulated net realized loss on investment and foreign currency transactions	(260,697,800)
Net unrealized appreciation on investments	325,538,168

Net assets, January 31, 2010	$2,307,311,916

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,110,263,598 ÷ 80,204,452 shares of beneficial interest issued and outstanding)	$13.84
Maximum sales charge (5.50% of offering price)	.81

Maximum offering price to public	$14.65

Class B
Net asset value, offering price and redemption price per share ($148,333,510 ÷ 11,844,295 shares of beneficial interest issued and outstanding)	$12.52

Class C
Net asset value, offering price and redemption price per share ($330,561,629 ÷ 26,380,403 shares of beneficial interest issued and outstanding)	$12.53

Class R
Net asset value, offering price and redemption price per share ($52,022,142 ÷ 3,796,408 shares of beneficial interest issued and outstanding)	$13.70

Class Z
Net asset value, offering price and redemption price per share ($666,131,037 ÷ 46,671,792 shares of beneficial interest issued and outstanding)	$14.27

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	23

Statement of Operations

Year Ended January 31, 2010

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $285,685)	$15,814,814
Affiliated income from securities loaned, net	525,570
Affiliated dividend income	338,988

Total income	16,679,372

Expenses
Management fee	12,173,973
Distribution fee—Class A	2,477,451
Distribution fee—Class B	1,240,315
Distribution fee—Class C	2,416,066
Distribution fee—Class R	190,206
Transfer agent’s fees and expenses (including affiliated expense of $1,004,600) (Note 3)	2,127,000
Registration fees	184,000
Custodian’s fees and expenses	162,000
Reports to shareholders	145,000
Trustees’ fees	65,000
Legal fees and expenses	31,000
Insurance	28,000
Audit fee	22,000
Loan interest expense (Note 7)	212
Miscellaneous	37,814

Total expenses	21,300,037

Net investment loss	(4,620,665)

Realized And Unrealized Gain On Investments
Net realized gain on:
Investment transactions	43,311,836
Foreign currency transactions	(505,841)

42,805,995

Net change in unrealized appreciation on investments	524,424,133

Net gain on investments	567,230,128

Net Increase In Net Assets Resulting From Operations	$562,609,463

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(4,620,665)	$(1,420,502)
Net realized gain (loss) on investment transactions	42,805,995	(298,844,180)
Net change in unrealized appreciation (depreciation) on investments	524,424,133	(293,278,487)

Net increase (decrease) in net assets resulting from operations	562,609,463	(593,543,169)

Distributions from net realized gains (Note 1)
Class A	—	(406,192)
Class B	—	(93,619)
Class C	—	(123,937)
Class R	—	(8,900)
Class Z	—	(140,750)

	—	(773,398)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,084,191,580	657,427,982
Net asset value of shares issued in reinvestment of dividends and distributions	—	668,428
Cost of shares reacquired	(416,774,114)	(378,061,379)

Net increase in net assets from Fund share transactions	667,417,466	280,035,031

Total increase (decrease)	1,230,026,929	(314,281,536)

Net Assets
Beginning of year	1,077,284,987	1,391,566,523

End of year	$2,307,311,916	$1,077,284,987

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	25

Notes to Financial Statements

Jennison 20/20 Focus Fund (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund normally invests at least 80% of its total assets in approximately 40 (which may range up to 45) equity and equity-related securities of companies that are selected by the Fund’s two portfolio managers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the

26	Visit our website at www.prudentialfunds.com

issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of January 31, 2010, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from

Jennison 20/20 Focus Fund	27

Notes to Financial Statements

continued

valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

28	Visit our website at www.prudentialfunds.com

recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .75 of 1% of the Fund’s average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .73 of 1% of the Fund’s average daily net assets for the fiscal year ended January 31, 2010.

There are two Portfolio Managers at Jennison, both of which manage approximately 50% of the Fund’s assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers.

Jennison 20/20 Focus Fund	29

Notes to Financial Statements

continued

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares through May 31, 2011.

PIMS has advised the Fund that it has received $2,431,063 in front-end sales charges resulting from sales of Class A shares during the year ended January 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended January 31, 2010, it received $4,899, $379,413 and $66,681 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI. These networking fees are payments

30	Visit our website at www.prudentialfunds.com

made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended January 31, 2010, the Fund incurred approximately $1,183,700 in total networking fees, of which approximately $179,300 and $110,400 were paid to First Clearing and Wells Fargo, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended January 31, 2010, Wells Fargo earned approximately $8,300 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended January 31, 2010, PIM has been compensated approximately $215,200 for these services.

The Fund invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2010, were $2,172,529,684 and $1,601,598,803, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended January 31, 2010, the adjustments were to decrease accumulated net investment loss by $4,620,661, decrease accumulated net realized loss on investment and foreign currency transactions by $505,841 and decrease paid-in capital in excess of par by $5,126,502 due to the reclassification of net taxable loss and reclassification of certain transactions involving foreign securities and currencies. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by these changes.

Jennison 20/20 Focus Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of January 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,259,514,454	$320,270,944	$(35,690,049)	$284,580,895

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For the year ended January 31, 2010, there were no distributions paid by the Fund. For the year ended January 31, 2009, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $653,335 of ordinary income and $120,063 of long-term capital gains.

As of January 31, 2010, the Fund did not have any distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of January 31, 2010 of approximately $219,741,000 of which $154,098,000 expires in 2017 and $65,643,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase in an amount of $1 million or more and sell these shares within 12 months of purchase

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are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker/dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended January 31, 2010:
Shares sold	35,392,650	$446,119,842
Shares reacquired	(15,715,422)	(190,245,660)

Net increase (decrease) in shares outstanding before conversion	19,677,228	255,874,182
Shares issued upon conversion from Class B	1,055,912	11,745,534

Net increase (decrease) in shares outstanding	20,733,140	$267,619,716

Year ended January 31, 2009:
Shares sold	21,664,215	$282,790,286
Shares issued in reinvestment of dividends and distributions	22,524	368,964
Shares reacquired	(16,131,196)	(197,220,940)

Net increase (decrease) in shares outstanding before conversion	5,555,543	85,938,310
Shares issued upon conversion from Class B	1,888,644	24,131,586

Net increase (decrease) in shares outstanding	7,444,187	$110,069,896

Class B
Year ended January 31, 2010:
Shares sold	3,676,131	$40,943,684
Shares reacquired	(1,953,630)	(21,288,228)

Net increase (decrease) in shares outstanding before conversion	1,722,501	19,655,456
Shares issued upon conversion into Class A	(1,162,317)	(11,745,534)

Net increase (decrease) in shares outstanding	560,184	$7,909,922

Year ended January 31, 2009:
Shares sold	3,471,568	$42,687,872
Shares issued in reinvestment of dividends and distributions	5,688	85,393
Shares reacquired	(2,402,535)	(26,989,295)

Net increase (decrease) in shares outstanding before conversion	1,074,721	15,783,970
Shares reacquired upon conversion into Class A	(2,065,725)	(24,131,586)

Net increase (decrease) in shares outstanding	(991,004)	$(8,347,616)

Jennison 20/20 Focus Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended January 31, 2010:
Shares sold	11,160,594	$127,727,776
Shares reacquired	(3,813,734)	(40,309,700)

Net increase (decrease) in shares outstanding	7,346,860	$87,418,076

Year ended January 31, 2009:
Shares sold	7,474,830	$90,598,200
Shares issued in reinvestment of dividends and distributions	6,802	102,140
Shares reacquired	(4,514,795)	(50,235,423)

Net increase (decrease) in shares outstanding	2,966,837	$40,464,917

Class R
Year ended January 31, 2010:
Shares sold	2,737,620	$34,524,147
Shares reacquired	(1,915,081)	(23,057,514)

Net increase (decrease) in shares outstanding	822,539	$11,466,633

Year ended January 31, 2009:
Shares sold	2,786,181	$32,650,957
Shares issued in reinvestment of dividends and distributions	433	7,046
Shares reacquired	(570,948)	(6,809,266)

Net increase (decrease) in shares outstanding	2,215,666	$25,848,737

Class Z
Year ended January 31, 2010:
Shares sold	35,250,202	$434,876,131
Shares reacquired	(12,320,566)	(141,873,012)

Net increase (decrease) in shares outstanding	22,929,636	$293,003,119

Year ended January 31, 2009:
Shares sold	15,264,250	$208,700,667
Shares issued in reinvestment of dividends and distributions	6,239	104,885
Shares reacquired	(8,188,247)	(96,806,455)

Net increase (decrease) in shares outstanding	7,082,242	$111,999,097

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused

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amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended January 31, 2010. The average daily balance for the 5 days the Fund had loans outstanding during the period was $1,215,000 at a weighted average interest rate of 1.26%.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosure are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements are issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Jennison 20/20 Focus Fund	35

Financial Highlights

Class A
Year Ended January 31, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41

Income (loss) from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.45

Total from investment operations	4.43

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$13.84

Total Return(a):	47.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,110,264
Average net assets (000)	$825,817
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.20%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment income (loss)	(.19)%
For Class A, B, C, R and Z shares:
Portfolio turnover	102%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include the expenses of the underlying Portfolio in which the Fund invests.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through May 31, 2008.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class A
Year Ended January 31,
2009(b)		2008(b)		2007(b)		2006

$14.51		$16.37		$15.88		$12.07

—	(e)	.01		.04		.01

(5.09)		.10		1.61		3.80

(5.09)		.11		1.65		3.81

—		—		(.04)		—
(.01)		(1.97)		(1.12)		—

(.01)		(1.97)		(1.16)		—

$9.41		$14.51		$16.37		$15.88

(35.12)%		.02%		11.24%		31.57%

$559,685		$755,098		$698,219		$575,331
$721,935		$771,444		$600,513		$314,392

1.21	%(d)	1.17	%(d)	1.18	%(d)	1.28	%(d)
.93%		.92%		.93%		1.03%
.03%		.04%		.29%		.04%

107%		115%		114%		106%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	37

Financial Highlights

continued

Class B
Year Ended January 31, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.58

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.04

Total from investment operations	3.94

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$12.52

Total Return(a):	45.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$148,333
Average net assets (000)	$124,031
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.88)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include the expenses of the underlying Portfolio in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class B
Year Ended January 31,
2009(b)	2008(b)	2007(b)	2006

$13.32	$15.28	$14.98	$11.47

(.08)	(.10)	(.06)	(.09)

(4.65)	.11	1.48	3.60

(4.73)	.01	1.42	3.51

(.01)	(1.97)	(1.12)	—

$8.58	$13.32	$15.28	$14.98

(35.55)%	(.68)%	10.34%	30.60%

$96,772	$163,534	$191,220	$225,046
$144,411	$181,942	$201,727	$283,592

1.93%	1.92%	1.93%	2.03%
.93%	.92%	.93%	1.03%
(.68)%	(.69)%	(.42)%	(.67)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	39

Financial Highlights

continued

Class C
Year Ended January 31, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.58

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.05

Total from investment operations	3.95

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$12.53

Total Return(a):	46.04%
Ratios/Supplemental Data:
Net assets, end of year (000)	$330,562
Average net assets (000)	$241,607
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.90)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include the expenses of the underlying Portfolio in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class C
Year Ended January 31,
2009(b)	2008(b)	2007(b)	2006

$13.33	$15.29	$14.98	$11.47

(.08)	(.11)	(.07)	(.09)

(4.66)	.12	1.50	3.60

(4.74)	.01	1.43	3.51

(.01)	(1.97)	(1.12)	—

$8.58	$13.33	$15.29	$14.98

(35.60)%	(.68)%	10.41%	30.60%

$163,325	$214,122	$195,094	$124,608
$206,434	$217,934	$159,196	$81,239

1.93%	1.92%	1.93%	2.03%
.93%	.92%	.93%	1.03%
(.69)%	(.71)%	(.48)%	(.70)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	41

Financial Highlights

continued

Class R
Year Ended January 31, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.34

Income (loss) from investment operations:
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.41

Total from investment operations	4.36

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$13.70

Total Return(a):	46.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$52,022
Average net assets (000)	$38,041
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.40%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.39)%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include the expense of the underlying portfolio in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R Shares through May 31, 2011.
(e)	Amount is actual and not rounded.

See Notes to Financial Statements.

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Class R
Year Ended January 31,
2009(b)	2008(b)	2007(b)	2006

$14.43	$16.32	$15.86	$12.07

(.03)	(.04)	(.02)	(.03)

(5.05)	.12	1.63	3.82

(5.08)	.08	1.61	3.79

—	—	(.03)	—
(.01)	(1.97)	(1.12)	—

(0.01)	(1.97)	(1.15)	—

$9.34	$14.43	$16.32	$15.86

(35.24)%	(.18)%	11.05%	31.40%

$27,768	$10,940	$2,623	$10,511 (e)
$18,548	$6,228	$591	$3,472 (e)

1.43%	1.42%	1.43%	1.53%
.93%	.92%	.93%	1.03%
(.21)%	(.28)%	(.12)%	(.22)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	43

Financial Highlights

continued

Class Z
Year Ended January 31, 2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.68

Income (loss) from investment operations:
Net investment income	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.58

Total from investment operations	4.59

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$14.27

Total Return(a):	47.42%
Ratios/Supplemental Data:
Net assets, end of year (000)	$666,131
Average net assets (000)	$438,071
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment income	.09%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include the expenses of the underlying Portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class Z
Year Ended January 31,
2009(b)	2008(b)	2007(b)	2006

$14.88	$16.69	$16.15	$12.25

.04	.05	.08	.04

(5.23)	.11	1.63	3.86

(5.19)	.16	1.71	3.90

—	—	(.05)	—
(.01)	(1.97)	(1.12)	—

(.01)	(1.97)	(1.17)	—

$9.68	$14.88	$16.69	$16.15

(34.92)%	.33%	11.49%	31.84%

$229,735	$247,873	$173,890	$113,845
$274,458	$214,692	$143,907	$63,511

.93%	.92%	.93%	1.03%
.93%	.92%	.93%	1.03%
.30%	.28%	.53%	.28%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Jennison 20/20 Focus Fund:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 24, 2010

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Results of Proxy Voting

(Unaudited)

At a special meeting of shareholders held on March 9, 2010, Fund shareholders approved a proposal to elect Trustees.

The individuals listed in the table below were elected as trustees of the Fund. All trustees, with the exception of Mr. Benjamin, served as trustees to the Fund prior to the shareholder meeting.

Trustee	For	Withheld
Kevin J. Bannon	125,362,328.359	1,883.483.187
Linda W. Bynoe	125,264,119.039	1,931,692.507
Michael S. Hyland	125,316,775.731	1,879,035.815
Douglas H. McCorkindale	125,263,218.174	1,932,593.372
Stephen P. Munn	125,366,527.960	1,829,283.586
Richard A. Redeker	125,333,340.148	1,862,471.398
Robin B. Smith	125,265,136.408	1,930,675.138
Stephen G. Stoneburn	125,303,703.931	1,892,107.615
Judy A. Rice	125,310,081.708	1,885,729.838
Scott E. Benjamin	125,357,331.971	1,838,479.575

Jennison 20/20 Focus Fund	47

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at www.prudentialfunds.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering ommittee, Governing Council.	None.

Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Jennison 20/20 Focus Fund

Interested Board Members (1)

Judy A. Rice (62) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer- In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Scott E. Benjamin (36) Vice President Portfolios Overseen: 55	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1) The year that each Board Member joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Jennison 20/20 Focus Fund

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1997; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Noreen M. Fierro; 2006, Theresa C. Thompson, 2008.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 1/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	38.99%	5.71%	3.35%	—
Class B	41.09	5.96	3.16	—
Class C	45.04	6.14	3.16	—
Class R	46.68	6.70	N/A	7.51% (6/14/04)
Class Z	47.57	7.19	4.20	—

Average Annual Total Returns (Without Sales Charges) as of 1/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	47.08%	6.91%	3.93%	—
Class B	46.09	6.12	3.16	—
Class C	46.04	6.14	3.16	—
Class R	46.68	6.70	N/A	7.51% (6/14/04)
Class Z	47.57	7.19	4.20	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.65%; Class Z, 0.90%. Net operating expenses apply to: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.40%; Class Z, 0.90%, after contractual reduction through 5/31/2011 for Class R.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Jennison 20/20 Focus Fund (Class A shares) with a similar investment in the Russell 1000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (January 31, 2000) and the account values at the end of the current fiscal year (January 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Classes B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver for Class A shares, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the U.S. market. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of mid- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a CDSC of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but have a CDSC of 1% for Class C shares redeemed within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a front-end sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison 20/20 Focus Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison 20/20 Focus Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison 20/20 Focus Fund (Formerly known as Jennison 20/20 Focus Fund)
Share Class	A	B	C	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	JTWRX	PTWZX
CUSIP	74440G107	74440G206	74440G305	74440G503	74440G404

MF183E    0174602-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended January 31, 2010 and January 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $21,500 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended January 31, 2010, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended January 31, 2009.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential Jennison 20/20 Focus Fund

By: (Signature and Title)	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date March 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date March 29, 2010

By (Signature and Title)	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date March 29, 2010